Trade and other payables	12 Months Ended
Dec. 31, 2022
Text block [abstract]
Trade and other payables
26.	Trade and other payables

Million US dollar	31 December 2022	31 December 2021
Indirect taxes payable	174	194
Trade payables	176	51
Deferred consideration on acquisitions	464	662
Other payables	46	100

Non-current trade and other payables	859	1 008

Trade payables and accrued expenses	18 589	17 810
Payroll and social security payables	1 520	1 716
Indirect taxes payable	2 768	2 457
Interest payable	1 428	1 501
Consigned packaging	1 012	1 050
Dividends payable	356	355
Deferred consideration on acquisitions	313	191
Other payables and deferred income	362	353

Current trade and other payables	26 349	25 434

The company has entered into reverse factoring arrangements with suppliers in the amount of 134m Us dollar as at 31 December 2022, mostly due to legal requirements. The nature, as well as the terms and conditions of the liabilities that are part of these arrangements do not differ from those of the company’s normal trade payables. As a result, these are presented as part of Trade and other payables in accordance with IAS 1
Presentation of financial statements
.
As at 31 December 2022, deferred consideration on acquisitions is mainly comprised of 0.6 billion US dollar for the put option included in the 2012 shareholders’ agreement between Ambev and ELJ, which may result in Ambev acquiring additional shares in Cervecería Nacional Dominicana S.A. (“CND”) (31 December 2021: 0.6 billion US dollar). The terms of the shareholders’ agreement were amended as described in Note 27
Risk arising from financial instruments
.